                                                      Registration No. 333-15045

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         Post Effective Amendment No. 2
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:            THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT FOUR

B.  Name of Depositor:              THE TRAVELERS INSURANCE COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

               Ernest J. Wright, Secretary
               The Travelers Insurance Company
               One Tower Square
               Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
---

 X   on May 1, 1999 pursuant to paragraph (b)
---

     60 days after filing pursuant to paragraph (a)(1)
---

      on __________ pursuant to paragraph (a)(1) of Rule 485.
---

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

     Check the box if it is proposed that this filing will become effective on
---       at     pursuant to Rule 487.
     ----    ---                       ------

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2              CAPTION IN PROSPECTUS
-----------              ---------------------
      1                  Cover page
      2                  Cover page
      3                  Safekeeping of the Separate Account's Assets
      4                  Distribution of the Policy
      5                  The Separate Account
      6                  The Separate Account
      7                  Not applicable
      8                  Not applicable
      9                  Legal Proceedings and Opinion
     10                  Prospectus Summary; The Insurance Company; The Separate Account; The Investment Options;
                           The Policy; Transfers of Cash Value; Policy Surrenders and Cash Surrender Value;
                           Voting Rights; Dividends
     11                  The Separate Account; The Investment Options
     12                  The Investment Options
     13                  Charges and Deductions; Distribution of the Policies
     14                  The Policy
     15                  The Policy
     16                  The Separate Account; The Investment Options; Allocation of Premium Payments
     17                  Prospectus Summary; Right to Cancel Period; Policy Surrenders and Cash Surrender Value;
                         Policy Loans; Exchange Rights
     18                  The Investment Options; Charges and Deductions; Federal Tax Considerations
     19                  Reports to Policy Owners
     20                  The Insurance Company
     21                  Policy Loans
     22                  Not applicable
     23                  Not applicable
     24                  Not applicable
     25                  The Insurance Company
     26                  Not applicable
     27                  The Insurance Company
     28                  The Insurance Company; Management
     29                  The Insurance Company
     30                  Not applicable
     31                  Not applicable
     32                  Not applicable
     33                  Not applicable
     34                  Not applicable
     35                  Distribution of the Policy
     36                  Not applicable
     37                  Not applicable
     38                  Distribution of the Policy
     39                  Distribution of the Policy
     40                  Not applicable

Item No. of
Form N-8B-2              CAPTION IN PROSPECTUS
-----------              ---------------------
     41                  Distribution of the Policy
     42                  Not applicable
     43                  Not applicable
     44                  Valuation of the Separate Account
     45                  Not applicable
     46                  The Policy; Valuation of the Separate Account; Transfers of Cash Value; Policy Surrenders
                         and Cash Surrender Value
     47                  The Separate Account; The Investment Options
     48                  The Insurance Company
     49                  Safekeeping of the Separate Account's Assets
     50                  Not applicable
     51                  Prospectus Summary; The Insurance Company; The Policy; Death Benefits; Policy Lapse and
                         Reinstatement
     52                  The Separate Account; The Investment Options; Investment Managers
     53                  Federal Tax Considerations
     54                  Not applicable
     55                  Not applicable
     56                  Not applicable
     57                  Not applicable
     58                  Not applicable
     59                  Financial Statements

                                   PROSPECTUS


This Prospectus describes Portfolio Architect Life, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account Four("Separate Account Four"). Separate Account Four invests in certain mutual funds that are referred to in this Prospectus as "Investment Options." Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $10,000.


During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).


There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges, (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.


We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.


Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.


REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               TABLE OF CONTENTS


Glossary of Special Terms.............      3
Prospectus Summary....................      5
General Description...................      9
How The Policy Works..................      9
     Payments Made Under the Policy...      9
     Applying Premium Payments........     10
The Investment Options................     11
Policy Benefits and Rights............     12
  Transfers of Cash Values............     12
  Telephone Transfers.................     12
  Automated Transfers.................     13
  Lapse and Reinstatement.............     13
  Exchange Rights.....................     13
  Right to Cancel.....................     14
Access to Cash Value..................     14
     Policy Loans.....................     14
     Cash Value and Cash Surrender
       Value..........................     15
Death Benefit.........................     15
     Payment of Proceeds..............     17
     Payment Options..................     17
Maturity Benefits.....................     18
  Maturity Extension Rider............     18
Charges and Deductions................     18
  Monthly Deduction Amount............     18
     Cost of Insurance Charge.........     18
     Charges for Supplemental Benefit
       Provisions.....................     18
  Charges Against the Separate
     Account..........................     19
     Mortality and Expense Risk
       Charge.........................     19
     Administrative Expense Risk
       Charge.........................     19
     State Premium Tax Charge.........     19
  Underlying Fund Fees................     19
  Surrender Charges...................     19
     Partial Surrenders...............     20
     Free Withdrawal Allowance........     20
  Transfer Charge.....................     20
  Reduction or Elimination of
     Charges..........................     20
The Separate Account and Valuation....     20
  The Travelers Variable Life
     Insurance Separate Account
     Four.............................     20
     How the Cash Value Varies........     21
     Accumulation Unit Value..........     21
     Net Investment Factor............     21
Changes to the Policy.................     22
     General..........................     22
     Changes in Stated Amount.........     22
     Changes in Death Benefit
       Option.........................     22
Additional Policy Provisions..........     23
  Assignment..........................     23
  Limit on Right to Contest and
     Suicide Exclusion................     23
  Misstatement as to Sex and Age......     23
  Voting Rights.......................     23
  Disregard of Voting Instructions....     23
Other Matters.........................     24
  Statements to Policy Owners.........     24
  Suspension of Valuation.............     24
  Dividends...........................     24
  Mixed and Shared Funding............     24
  Distribution........................     24
  Legal Proceedings and Opinion.......     25
  Independent Accountants.............     25
Federal Tax Considerations............     25
  General.............................     25
  Tax Status of the Policy............     26
     Definition of Life Insurance.....     26
     Diversification..................     26
     Investor Control.................     26
  Tax Treatment of Policy Benefits....     27
     In General.......................     27
     Modified Endowment Contracts.....     27
     Exchanges........................     28
     Aggregation of Modified Endowment
       Contracts......................     28
     Policies which are not Modified
       Endowment Contracts............     28
     Treatment of Loan Interest.......     29
     The Company's Income Taxes.......     29
The Company...........................     29
  IMSA................................     29
  Year 2000 Compliance................     29
Management............................     31
  Directors of The Travelers Insurance
     Company..........................     31
  Senior Officers of The Travelers
     Insurance Company................     32
  Illustrations.......................     33
Appendix A-Performance Information....    A-1
Appendix B-Representative Stated
  Amounts.............................    B-1
Financial Statements..................    F-1

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.


BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.


CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.


COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.


COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.


GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.


INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.


INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums and Cash Value under Separate Account Four.


ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.


LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.


MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deductions for premium tax, deferred acquisition charge ("DAC") taxes, any administrative charge, and any charge for supplemental benefits.


POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT FOUR -- The Travelers Variable Life Insurance Separate Account Four, a separate account established by The Travelers Insurance Company for the purpose of funding this Policy.


STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE?


The modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.


The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount due. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "The Separate Account and Valuation.")


SUMMARY OF PORTFOLIO ARCHITECT LIFE FEATURES



INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account Four ("Separate Account Four"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account Four. You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:



Capital Appreciation Fund


Money Market Portfolio



TRAVELERS SERIES FUND, INC.

  Alliance Growth Portfolio

  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio


THE TRAVELERS SERIES TRUST

  MFS Emerging Growth Portfolio

Travelers Quality Bond Portfolio


Equity Income Portfolio


Federated High Yield Portfolio


Federated Stock Portfolio


Large Cap Portfolio


Lazard International Stock Portfolio


Disciplined Mid Cap Stock Portfolio


Zero Coupon Bond Portfolio 2000


Zero Coupon Bond Portfolio 2005


Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.


PREMIUMS: The minimum Initial Premium is $10,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.



After the Policy Date and until the applicant's right to cancel has expired, the Initial Premium will be allocated to the Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.


RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.


DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:


     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.


POLICY VALUES: As with other types of insurance policies, Portfolio Architect will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.


     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.


TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.



GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.


EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In almost all cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.


CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:



     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly policy charges, administrative expense charges and charges for optional benefits.



     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge.



     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.



ASSET-BASED CHARGES:



     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .90%, decreasing to .75% for the current Policy Year if the average net growth rate is 6.5% or greater during the previous Policy Year.



     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .40%. Additionally, for policies with an initial premium of less than $25,000, a monthly fee of $5.00 will apply for the life of the policy.



     - STATE PREMIUM TAX AND DEFERRED ACQUISITION COST ("DAC") TAX -- applied annually during the first ten Policy Years. The state premium tax equals 0.20%, and the DAC tax equals 0.15%.



     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown below as a percentage of average daily net assets of each Investment Option as of December 31,1998 unless noted otherwise.

PORTFOLIO ARCHITECT LIFE


1999 FUND EXPENSES




                                                              MANAGEMENT    OTHER      TOTAL
                         FUND NAME                               FEE       EXPENSES   EXPENSES
------------------------------------------------------------     ----        ----      -----
Capital Appreciation Fund                                       0.75%       0.10%      0.85%


----------------------------------------------------------------------------------------------
Money Market Portfolio(1)                                       0.32%       0.08%      0.40%


----------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.:


----------------------------------------------------------------------------------------------
Alliance Growth Portfolio(2)                                    0.80%       0.02%      0.82%


----------------------------------------------------------------------------------------------
MFS Total Return Portfolio(2)                                   0.80%       0.04%      0.84%


----------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio(2)                          0.75%       0.12%      0.87%


----------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST:


----------------------------------------------------------------------------------------------
Equity Income Portfolio(3)                                      0.75%       0.20%      0.95%


----------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                  0.65%       0.25%      0.90%


----------------------------------------------------------------------------------------------
Federated Stock Portfolio                                       0.63%       0.28%      0.91%


----------------------------------------------------------------------------------------------
Large Cap Portfolio(3)                                          0.75%       0.20%      0.95%


----------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                            0.83%       0.42%      1.25%


----------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                   0.75%       0.14%      0.89%


----------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio(3)                          0.70%       0.25%      0.95%


----------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                0.32%       0.31%      0.63%


----------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2000)                   0.10%       0.05%      0.15%


----------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2005)                   0.10%       0.05%      0.15%


----------------------------------------------------------------------------------------------



(1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.65% for the Travelers Money Market Portfolio.



(2) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.



(3) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Annual Operating Expenses for the Portfolios would have been 1.22% for the Travelers Disciplined Mid Cap Stock Portfolio, 1.23% for the Large Cap Portfolio and 1.09% for the Equity Income Portfolio.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------


This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:


     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:


     - the amount of initial premium you plan to pay; minimum of $10,000


     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make one premium payment and direct it to one or more of the available investment options. (Under certain circumstances, you may be allowed to make additional purchase payments). The policy's cash value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.


If your Policy is in effect when the insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the policy's cash surrender value can pay the policy's monthly charges.



Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.


PAYMENTS MADE UNDER THE POLICY


INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $10,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")


     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount due on that day, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See " Lapse and Reinstatement.")


     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

APPLYING PREMIUM PAYMENTS


We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.


The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.


We credit your policy with Accumulation Units of the investment option(s) you have selected. We calculate the number of Accumulation Units by dividing your net premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.


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       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
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Capital Appreciation Fund        Seeks growth of capital through the use of    Travelers Asset Management
                                 common stocks. Income is not an objective.    International Corporation
                                 The Fund invests principally in common        ("TAMIC")
                                 stocks of small to large companies which are  Subadviser: Janus Capital Corp.
                                 expected to experience wide fluctuations in
                                 price in both rising and declining markets.
Money Market Portfolio           Seeks high current income from short-term     TAMIC
                                 money market instruments while preserving
                                 capital and maintaining a high degree of
                                 liquidity.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          Travelers Investment Adviser
                                 investing predominantly in equity securities  ("TIA")
                                 of companies with a favorable outlook for     Subadviser: Alliance Capital
                                 earnings and whose rate of growth is          Management L.P.
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: MFS
                                 in equity securities) consistent with the
                                 prudent employment of capital. Generally, at
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser: Putnam Investment
                                 allocate its investments among the U.S.       Management, Inc.
                                 Government Sector, the High Yield Sector,
                                 and the International Sector of the fixed
                                 income securities markets.
TRAVELERS SERIES TRUST
  Equity Income Portfolio        Seeks reasonable income by investing at       TAMIC
                                 least 65% in income-producing equity          Subadviser: Fidelity Management
                                 securities. The balance may be invested in    & Research Company
                                 all types of domestic and foreign
                                 securities, including bonds. The Portfolio
                                 seeks to achieve a yield that exceeds that
                                 of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential
                                 for capital appreciation.
  Federated High Yield           Seeks high current income by investing        TAMIC
  Portfolio                      primarily in a professionally managed,        Subadviser: Federated
                                 diversified portfolio of fixed income         Investment Counseling, Inc.
                                 securities.
  Federated Stock Portfolio      Seeks growth of income and capital by         TAMIC
                                 investing principally in a professionally     Subadviser: Federated
                                 managed and diversified portfolio of common   Investment Counseling, Inc.
                                 stock of high-quality companies (i.e.,
                                 leaders in their industries and
                                 characterized by sound management and the
                                 ability to finance expected growth).

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       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
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  Large Cap Portfolio            Seeks long-term growth of capital by          TAMIC
                                 investing primarily in equity securities of   Subadviser: Fidelity Management
                                 companies with large market capitalizations.  & Research Company
  Lazard International Stock     Seeks capital appreciation by investing       TAMIC
  Portfolio                      primarily in the equity securities of         Subadviser: Lazard Asset
                                 non-United States companies (i.e.,            Management
                                 incorporated or organized outside the United
                                 States).
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   TAMIC
                                 and interest income from portfolio            Subadviser: MFS
                                 securities, if any, is incidental.
  Disciplined Mid Cap Stock      Seeks growth of capital by investing          TAMIC
  Fund                           primarily in a broadly diversified portfolio  Subadviser: TIMCO of common stocks.
  Travelers Quality Bond         Seeks current income, moderate capital        TAMIC
  Portfolio                      volatility and total return.
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2000)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2005)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.


                           POLICY BENEFITS AND RIGHTS
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TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.


The number of Accumulation Units credited to the investment option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that investment option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.


TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT


The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)


If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.


LAPSE PROTECTION GUARANTEE RIDER



A Policy Owner may add a Lapse Protection Guarantee Rider. This rider will prevent a policy from lapsing if the Policy's Cash Surrender Value is Insufficient to pay the Monthly Deduction Amount due. The guarantee will be in effect only if Premium Payments less amounts surrendered and outstanding loans is greater than or equal to the initial Premium Payment plus any premiums paid for increases in Stated Amount. The Guarantee will be in effect until the later of the Insured reaching age 65 or 10 years from issue. The premium requirement will increase in connection with an increase in Stated Amount. This rider is available only with Death Benefit 1, for standard risks, and only at issue. A charge equal to 0.0041667% of the Policy's Cash Value will be deducted on each Deduction Date to pay for the cost of this benefit.


EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured.

Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
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POLICY LOANS


A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (see "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.



If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. During the first ten Policy Years, the full Loan Account Value will be charged an annual interest rate of 5.65%; thereafter 3.85% will be charged.


The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.


An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender

Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.


In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).


In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
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The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The

Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.


The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:



ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100


Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000


In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).


EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)


Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)


PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
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MATURITY EXTENSION RIDER


If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.


When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Loan Account Value will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.


                             CHARGES AND DEDUCTIONS

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MONTHLY DEDUCTION AMOUNT



We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, and Charges for Supplemental Benefit Provisions. These are described below:


COST OF INSURANCE CHARGE

The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS


If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90%. The annual rate will be reduced to 0.75% for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. The mortality risk assumed is that the cost of insurance charge specified in the Policy may not be enough to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy.

ADMINISTRATIVE EXPENSE CHARGE


We deduct a daily charge for administrative expenses incurred by us. The charge is equivalent on an annual basis to 0.40% of the assets in the Investment Options. For policies with an initial premium of less than $25,000 a monthly fee of $5 will apply for the life of the policy.



STATE PREMIUM TAX CHARGES AND DAC CHARGES



Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply.



Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed in your jurisdiction. In addition, a DAC (deferred acquisition cost) tax of 0.15% annually will apply for the first ten years after each premium payment.



A monthly total of 0.0291667% will be deducted from the Policy's Cash Value on each Deduction Date (0.0166667% for the premium tax, and 0.0125% for the DAC). If no additional Premium Payments are made during the first ten Policy Years, no deductions for the premium and DAC tax charges will be made after the Policy Year 10.


UNDERLYING FUND FEES


Separate Account Four purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Fund prospectuses for the Investment Options.


SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrender charges are determined as follows:



        YEARS SINCE                     FROM FULL SURRENDERS               PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
          up to 2                               7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
     10 and Thereafter                            0%                                 0%


PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.


TRANSFER CHARGE


There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
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THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR (SEPARATE ACCOUNT
FOUR)



The Travelers Variable Life Insurance Separate Account Four was established on October 6, 1996 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.


The assets of Separate Account Four are invested exclusively in shares of the Investment Options. The operations of Separate Account Four are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account Four will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Separate Account Four are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.



All investment income of and other distributions of the Investment Options are payable to Separate Account Four. All such income and/or distributions are reinvested in shares of the respective underlying fund at net asset value. Shares of the underlying funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.


HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.


NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)


     - changing the beneficiary (unless irrevocably named)


Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT


You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $10,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:


     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.


For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment of at least $1,000. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.


CHANGES IN DEATH BENEFIT OPTION


You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $10,000. A charge from Option 1 to Option 2 is also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
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ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION


We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).


MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
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STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION


We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.


DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION


The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution will be 8.20% of premiums. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. CFBDS, Inc. serves as principal underwriter of the Policies.


LEGAL PROCEEDINGS AND OPINION


There are no pending material legal proceedings affecting the Policy Separate Account, or any of the Investment Options. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the state of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.


Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

INDEPENDENT ACCOUNTANTS


The consolidated financial statements of The Travelers Insurance Company and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



                           FEDERAL TAX CONSIDERATIONS

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GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY

INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy

Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these

Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.


The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."


EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS


Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 10th Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.


Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.)

Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES


The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account Four. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account Four under future tax law.


                                  THE COMPANY
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The Travelers Insurance Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1864. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Separate Account Four. The Company is licensed to conduct life insurance business in all of the states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's obligations as depositor for Separate Account Four may not be transferred without notice to and consent of Policy Owners.


The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE


The Company is highly dependent on computer systems and system applications for conducting its ongoing business functions. In 1996, the Company began the process of identifying, assessing and implementing changes to computer programs necessary to address the Year 2000 issue and developed a comprehensive plan to address the issue. This issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.



The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.



The total pre-tax cost associated with the required modifications and conversions is expected to be between $25 million and $35 million and is being expensed as incurred in the period 1996 through 1999. The Company has incurred approximately $22 million to date on these efforts. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.



In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.

                                   MANAGEMENT

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DIRECTORS OF THE TRAVELERS INSURANCE COMPANY



The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.



                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994; Chief
Director                                    Financial Officer, Chief Accounting Officer, and
                                            Controller since January, 1999 and Vice President
                                            (1990-1994) of The Travelers Insurance Company; Partner
                                            (1986-1990) of PricewaterhouseCoopers LLP.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Co-chairman, Salomon Smith Barney since October 1998;
Director                                    Chairman since June 1996 and President and Chief
                                            Executive Officer June 1995-1998 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Citigroup Inc.;
                                            Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Citigroup Inc. since 1991; Chairman and
                                            Chief Executive Officer of Commercial Credit Company
                                            (1991-1993); Executive Vice President (1986-1991),
                                            Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Citigroup Inc. since 1992; Vice
                                            President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.
J. Eric Daniels................    1998     President and Chief Executive Officer since December
Director                                    1998 of The Travelers Insurance Company; Chief
                                            Operating Officer of Global Consumer Bank of Citibank;
                                            Vice President of Citibank since 1993.


---------------
* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY



The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
Jay S. Fishman...............       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President
Kathleen Preston.............       Senior Vice President


Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------


The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.



Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.0291667% for the first ten years following the Initial Premium (0.0166667% for premium tax and 0.0125% for DAC tax).



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.77% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.



After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.07% and 3.93%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.93% in the first Policy Year, and 10.08% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.



The illustrations do not reflect any charges for federal income taxes against Separate Account Two, since the Company is not currently deducting such charges from Separate Account Two. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.


The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES



Male, Issue Age 45                     Face Amount: $38,791


Non-Smoker                             Single Premium: $10,000





        TOTAL
       PREMIUMS          DEATH BENEFIT                    CASH VALUE                  CASH SURRENDER VALUE
       WITH 5%    ----------------------------   -----------------------------   ------------------------------
YEAR   INTEREST      0%        6%        12%        0%        6%        12%         0%         6%        12%
----   --------   --------   -------   -------   --------   -------   --------   --------   --------   --------
  1     10,500      38,791   38,791    38,791       9,617   10,211     10,805       8,867     9,461     10,055
  2     11,025      38,791   38,791    38,791       9,236   10,424     11,699       8,486     9,674     10,949
  3     11,576      38,791   38,791    38,791       8,855   10,637     12,676       8,155     9,937     11,976
  4     12,155      38,791   38,791    38,791       8,474   10,851     13,744       7,774    10,151     13,044
  5     12,763      38,791   38,791    38,791       8,091   11,065     14,912       7,441    10,415     14,262
  6     13,401      38,791   38,791    38,791       7,707   11,279     16,190       7,107    10,679     15,590
  7     14,071      38,791   38,791    38,791       7,318   11,490     17,589       6,818    10,990     17,089
  8     14,775      38,791   38,791    38,791       6,923   11,697     19,121       6,523    11,297     18,721
  9     15,513      38,791   38,791    38,791       6,523   11,903     20,803       6,223    11,603     20,503
 10     16,289      38,791   38,791    38,791       6,114   12,102     22,648       6,114    12,102     22,648
 15     20,789      38,791   38,791    47,737       4,027   13,278     35,625       4,027    13,278     35,625
 20     26,533      38,791   38,791    68,785       1,400   14,222     56,381       1,400    14,222     56,381



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES



Male, Issue Age 45                     Face Amount: $38,791


Non-Smoker                             Single Premium: $10,000





        TOTAL
       PREMIUMS          DEATH BENEFIT                    CASH VALUE                  CASH SURRENDER VALUE
       WITH 5%    ----------------------------   -----------------------------   ------------------------------
YEAR   INTEREST      0%        6%        12%        0%        6%        12%         0%         6%        12%
----   --------   --------   -------   -------   --------   -------   --------   --------   --------   --------
  1     10,500      38,791   38,791    38,791       9,564   10,157     10,750       8,814     9,407     10,000
  2     11,025      38,791   38,791    38,791       9,126   10,309     11,580       8,376     9,559     10,830
  3     11,576      38,791   38,791    38,791       8,684   10,456     12,484       7,984     9,756     11,784
  4     12,155      38,791   38,791    38,791       8,236   10,596     13,469       7,536     9,896     12,769
  5     12,763      38,791   38,791    38,791       7,782   10,727     14,543       7,132    10,077     13,893
  6     13,401      38,791   38,791    38,791       7,319   10,849     15,716       6,719    10,249     15,116
  7     14,071      38,791   38,791    38,791       6,845   10,958     16,996       6,345    10,458     16,496
  8     14,775      38,791   38,791    38,791       6,356   11,051     18,395       5,956    10,651     17,995
  9     15,513      38,791   38,791    38,791       5,848   11,126     19,926       5,548    10,826     19,626
 10     16,289      38,791   38,791    38,791       5,319   11,179     21,604       5,319    11,179     21,604
 15     20,789      38,791   38,791    44,832       2,313   11,238     33,457       2,313    11,238     33,457
 20     26,533           0   38,791    63,823           0   10,156     52,314           0    10,156     52,314



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES



Male, Issue Age 45                     Face Amount: $38,791


Non-Smoker                             Single Premium: $10,000



        TOTAL
       PREMIUMS       DEATH BENEFIT            CASH VALUE        CASH SURRENDER VALUE
       WITH 5%    ----------------------  ---------------------  ---------------------
YEAR   INTEREST     0%      6%     12%     0%      6%     12%     0%      6%     12%
----   --------   ------  ------  ------  -----  ------  ------  -----  ------  ------
  1     10,500    48,380  48,972  49,565  9,589  10,181  10,774  8,839   9,431  10,024
  2     11,025    47,970  49,151  50,419  9,179  10,360  11,628  8,429   9,610  10,878
  3     11,576    47,560  49,326  51,346  8,769  10,535  12,555  8,069   9,835  11,855
  4     12,155    47,150  49,497  52,351  8,359  10,706  13,560  7,659  10,006  12,860
  5     12,763    46,738  49,661  53,442  7,947  10,870  14,651  7,297  10,220  14,001
  6     13,401    46,324  49,819  54,625  7,533  11,028  15,834  6,933  10,428  15,234
  7     14,071    45,905  49,967  55,907  7,114  11,176  17,116  6,614  10,676  16,616
  8     14,775    45,479  50,103  57,295  6,688  11,312  18,504  6,288  10,912  18,104
  9     15,513    45,048  50,229  58,803  6,257  11,438  20,012  5,957  11,138  19,712
 10     16,289    44,608  50,338  60,434  5,817  11,547  21,643  5,817  11,547  21,643
 15     20,789    42,373  50,877  71,556  3,582  12,086  32,765  3,582  12,086  32,765
 20     26,533    39,647  50,711  88,590    856  11,920  49,799    856  11,920  49,799



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES



Male, Issue Age 45                     Face Amount: $38,791


Non-Smoker                             Single Premium: $10,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                    CASH VALUE                  CASH SURRENDER VALUE
       WITH 5%    ----------------------------   -----------------------------   ------------------------------
YEAR   INTEREST      0%        6%        12%        0%        6%        12%         0%         6%        12%
----   --------   --------   -------   -------   --------   -------   --------   --------   --------   --------
  1     10,500      48,309   48,899    49,490       9,518   10,108     10,699       8,768     9,358      9,949
  2     11,025      47,825   48,997    50,255       9,034   10,206     11,464       8,284     9,456     10,714
  3     11,576      47,336   49,081    51,078       8,545   10,290     12,287       7,845     9,590     11,587
  4     12,155      46,842   49,151    51,962       8,051   10,360     13,171       7,351     9,660     12,471
  5     12,763      46,341   49,204    52,913       7,550   10,413     14,122       6,900     9,763     13,472
  6     13,401      45,832   49,237    53,933       7,041   10,446     15,142       6,441     9,846     14,542
  7     14,071      45,311   49,247    55,026       6,520   10,456     16,235       6,020     9,956     15,735
  8     14,775      44,775   49,229    56,197       5,984   10,438     17,406       5,584    10,038     17,006
  9     15,513      44,221   49,178    57,449       5,430   10,387     18,658       5,130    10,087     18,358
 10     16,289      43,647   49,091    58,785       4,856   10,300     19,994       4,856    10,300     19,994
 15     20,789      40,452   48,150    67,489       1,661    9,359     28,698       1,661     9,359     28,698
 20     26,533           0   45,457    79,768           0    6,666     40,977           0     6,666     40,977



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, Separate Account Four Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Four commenced operations on September 5, 1995. All Investment Options of Separate Account Four invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Four during the period shown.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."


                            AVERAGE RATES OF RETURN
                      FOR PERIODS ENDED DECEMBER 31, 1998





                  INVESTMENT OPTION                    1 YEAR    3 YEARS   INCEPTION DATE
                  -----------------                    ------    -------   --------------
Federated High Yield Bond Portfolio..................   3.35%        --        8/30/96
Money Market Portfolio...............................   3.69%      3.40%       10/1/81
Travelers Quality Bond Portfolio.....................   7.08%        --        8/30/96
Large Cap Portfolio..................................  33.79%        --        8/30/96
Equity Income Portfolio..............................  10.95%        --        8/30/96
Lazard International Stock Portfolio.................  11.16%        --         8/1/96
MFS Emerging Growth Portfolio........................  32.52%        --        8/30/96
Capital Appreciation Fund............................  59.57%     35.91%       3/18/82
Federated Stock Portfolio............................  16.35%        --        8/30/96
Alliance Growth Portfolio............................  27.33%     27.42%       6/16/94
Putnam Diversified Income Portfolio..................  -0.64%      4.12%       6/16/94
MFS Total Return Portfolio...........................  10.20%     14.21%       6/16/94
Zero Coupon Bond Portfolio 2000......................   6.20%      4.48%      10/11/95
Zero Coupon Bond Portfolio 2005......................  10.87%      6.95%      10/11/95
Disciplined Mid Cap Stock Portfolio..................  15.40%        --         4/1/97

                           EXAMPLE OF POLICY CHARGES


--------------------------------------------------------------------------------



The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges, deduction for premium and DAC tax and a monthly administrative charge of $5.00 for contracts with initial premium of less than $25,000) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates increase each year as the Insured becomes a year older.



Male, Age 35, Non-Smoker                                      Face Amount: $60,051
$10,000 Single Premium                                        Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*     Current Charges



                                                      MONTHLY DEDUCTION AMOUNTS
         CUMULATIVE   SURRENDER CHARGE AS   ----------------------------------------------   ADMINISTRATIVE
 YEAR     PREMIUMS      % OF CUM. PREM.     COST OF INSURANCE CHARGES   PREMIUM TAX CHARGE       CHARGE
------   ----------   -------------------   -------------------------   ------------------   --------------
   1      $10,000             7.5%                    76.00                   36.00              60.00
   2      $10,000             7.5%                    78.00                   38.00              60.00
   3      $10,000             7.0%                    82.00                   41.00              60.00
   5      $10,000             6.5%                    90.00                   46.00              60.00
  10      $10,000               0%                   114.00                   63.00              60.00



* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B


                         REPRESENTATIVE STATED AMOUNTS

--------------------------------------------------------------------------------


The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).



             MALE                             FEMALE
-------------------------------   -------------------------------
AGE    SP FAC    AGE    SP FAC    AGE    SP FAC    AGE    SP FAC
---   --------   ---   --------   ---   --------   ---   --------
16    14.42657   49     3.56731   16    18.84367   49     4.43733
17    13.90681   50     3.42307   17    18.07521   50     4.25702
18    13.41778   51     3.28603   18    17.33770   51     4.08507
19    12.94991   52     3.15604   19    16.62776   52     3.92112
20    12.49633   53     3.03288   20    15.94413   53     3.76500
21    12.05158   54     2.91638   21    15.28347   54     3.61635
22    11.61198   55     2.80620   22    14.64415   55     3.47460
23    11.17593   56     2.70193   23    14.02554   56     3.33918
24    10.74357   57     2.60315   24    13.42830   57     3.20946
25    10.31512   58     2.50941   25    12.85188   58     3.08480
26     9.89207   59     2.42037   26    12.29573   59     2.96483
27     9.47687   60     2.33580   27    11.75996   60     2.84944
28     9.07148   61     2.25553   28    11.24451   61     2.73873
29     8.67750   62     2.17946   29    10.74918   62     2.63297
30     8.29613   63     2.10753   30    10.27378   63     2.53247
31     7.92840   64     2.03963   31     9.81788   64     2.43736
32     7.57481   65     1.97559   32     9.38049   65     2.34746
33     7.23553   66     1.91515   33     8.96090   66     2.26235
34     6.91081   67     1.85800   34     8.55929   67     2.18153
35     6.60043   68     1.80387   35     8.17540   68     2.10443
36     6.30432   69     1.75250   36     7.80902   69     2.03065
37     6.02231   70     1.70379   37     7.46056   70     1.96007
38     5.75413   71     1.65772   38     7.12963   71     1.89279
39     5.49939   72     1.61434   39     6.81591   72     1.82902
40     5.25756   73     1.57373   40     6.51888   73     1.76900
41     5.02826   74     1.53589   41     6.23774   74     1.71287
42     4.81076   75     1.50071   42     5.97155   75     1.66054
43     4.60439   76     1.46798   43     5.71895   76     1.61181
44     4.40855   77     1.43743   44     5.47878   77     1.56633
45     4.22268   78     1.40871   45     5.25023   78     1.52374
46     4.04620   79     1.38157   46     5.03246   79     1.48372
47     3.87847   80     1.35584   47     4.82467   80     1.44610
48     3.71898                    48     4.62641

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                            PORTFOLIO ARCHITECT LIFE

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY

             THE TRAVELERS INSURANCE COMPANY HARTFORD, CONNECTICUT



L-12677                                                                May, 1999

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
Hartford, Connecticut
January 25, 1999

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                 1998        1997        1996
                                                                ----        ----        ----
REVENUES
Premiums                                                      $1,740       $1,583      $1,387
Net investment income                                          2,185        2,037       1,950
Realized investment gains                                        149          199          65
Other revenues                                                   440          354         284
------------------------------------------------------------------------------------------------
   Total Revenues                                              4,514        4,173       3,686
------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                          1,475        1,341       1,187
Interest credited to contractholders                             876          829         863
Amortization of deferred acquisition costs and value of          311          293         281
  insurance in force
General and administrative expenses                              469          427         380
------------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                 3,131        2,890       2,711
------------------------------------------------------------------------------------------------

Income from continuing operations before federal income        1,383        1,283         975
  taxes
------------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                               442          434         284
   Deferred                                                       39           10          58
------------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                    481          444         342
------------------------------------------------------------------------------------------------

Income from continuing operations                                902          839         633

Discontinued operations, net of income taxes
   Gain on disposition (net of taxes of $0, $0 and $14)            -            -          26
------------------------------------------------------------------------------------------------
   Income from Discontinued Operations                             -            -          26
================================================================================================
Net income                                                    $  902       $  839      $  659
================================================================================================


                 See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS
                                  ($ IN MILLIONS)


DECEMBER 31,                                                        1998              1997
---------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,          $23,893          $21,511
$22,973,  $20,682)
Equity securities, at fair value (cost, $474,  $480)                   518              512
Mortgage loans                                                       2,606            2,869
Real estate held for sale                                              143              134
Policy loans                                                         1,857            1,872
Short-term securities                                                1,098            1,102
Trading securities, at market value                                  1,186              800
Other invested assets                                                2,251            1,702
---------------------------------------------------------------------------------------------
   Total Investments                                                33,552           30,502
---------------------------------------------------------------------------------------------

Cash                                                                    65               58
Investment income accrued                                              393              338
Premium balances receivable                                             99              106
Reinsurance recoverables                                             3,387            3,753
Deferred acquisition costs and value of insurance in force           2,567            2,312
Separate and variable accounts                                      15,313           11,319
Other assets                                                         1,172            1,052
---------------------------------------------------------------------------------------------
   Total Assets                                                    $56,548          $49,440
---------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                               $16,739          $14,913
Future policy benefits and claims                                   12,326           12,361
Separate and variable accounts                                      15,305           11,309
Deferred federal income taxes                                          422              409
Trading securities sold not yet purchased, at market value             873              462
Other liabilities                                                    2,783            2,661
---------------------------------------------------------------------------------------------
   Total Liabilities                                                48,448           42,115
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,           100              100
  issued and outstanding
Additional paid-in capital                                           3,800            3,187
Retained earnings                                                    3,602            2,810
Accumulated other changes in equity from non-owner sources             598              535
Unrealized gain on Citigroup Inc. stock, net of tax                      -              693
---------------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,100            7,325
---------------------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                      $56,548          $49,440
=============================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ IN MILLIONS)


--------------------------------------------------------------------------
STATEMENTS OF CHANGES IN  RETAINED         1998        1997       1996
EARNINGS
--------------------------------------------------------------------------
Balance, beginning of year                $2,810      $2,471      $2,312
Net income                                   902         839         659
Dividends to parent                          110         500         500
--------------------------------------------------------------------------
Balance, end of year                      $3,602      $2,810      $2,471
==========================================================================


--------------------------------------------------------------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Balance, beginning of year                $  535      $  223      $  449
Unrealized gains (losses), net of tax         62         313        (226)
Foreign currency translation, net of           1          (1)          -
tax
--------------------------------------------------------------------------
Balance, end of year                      $  598      $  535      $  223
==========================================================================


--------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Net Income                                $  902      $  839      $  659
Other changes in equity from
   non-owner sources                          63         312        (226)
--------------------------------------------------------------------------
Total changes in equity from
   non-owner sources                      $  965      $1,151      $  433
==========================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                  1998         1997          1996
                                                                 ----         ----          ----
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                          $1,763        $1,519        $1,387
   Net investment income received                               2,021         2,059         1,910
   Other revenues received                                        255           180           131
   Benefits and claims paid                                    (1,127)       (1,230)       (1,060)
   Interest credited to contractholders                          (918)         (853)         (820)
   Operating expenses paid                                       (587)         (445)         (343)
   Income taxes paid                                             (506)         (368)         (328)
   Trading account investments, (purchases) sales, net            (38)          (54)            -
   Other                                                           12            18           (70)
---------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                   875           826           807
      Net cash used in discontinued operations                      -             -          (350)
---------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                             875           826           457
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                          2,608         2,259         1,928
      Mortgage loans                                              722           663           917
   Proceeds from sales of investments
      Fixed maturities                                         13,390         7,592         9,101
      Equity securities                                           212           341           479
      Mortgage loans                                                -           207           178
      Real estate held for sale                                    53           169           210
   Purchases of investments
      Fixed maturities                                         (18,072)     (11,143)      (11,556)
      Equity securities                                          (194)         (483)         (594)
      Mortgage loans                                             (457)         (771)         (470)
   Policy loans, net                                               15            38           (23)
   Short-term securities, (purchases) sales, net                 (495)           (2)          498
   Other investments, purchases, net                             (550)         (260)         (137)
   Securities transactions in course of settlement                192           311           (52)
   Net cash provided by investing activities of                     -             -           348
     discontinued operations
---------------------------------------------------------------------------------------------------
   Net Cash Provided by (Used In) Investing Activities         (2,576)       (1,079)          827
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                              -           (50)          (23)
   Contractholder fund deposits                                 4,383         3,544         2,493
   Contractholder fund withdrawals                             (2,565)       (2,757)       (3,262)
   Dividends to parent company                                   (110)         (500)         (500)
   Other                                                            -             -             9
---------------------------------------------------------------------------------------------------
      Net Cash Provided by (Used In) Financing Activities       1,708           237        (1,283)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                     7           (16)            1
---------------------------------------------------------------------------------------------------
Cash at December 31,                                           $   65        $   58        $   74
===================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company (TIC) and, collectively with its subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), formerly Travelers Group Inc. The consolidated financial statements include the accounts of TIC and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and a final contingent payment was made during 1996. The Company's discontinued operations reflect the results of the gain from the contingent payment in 1996.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1998 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING CHANGES

   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's consolidated statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the Company's results of operations from the adoption of the collateral provisions of FAS 125.


   Reporting Comprehensive Income

   Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are required to be reported in an annual financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income thus represents the sum of net income and other changes in equity from non-owner sources. The accumulated balance of other changes in equity from non-owner sources is required to be displayed separately from retained earnings and additional paid-in capital in the consolidated balance sheet. The adoption of FAS 130 resulted primarily in the Company reporting unrealized gains and losses on investments in debt and equity securities in changes in equity from non-owner sources. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)




   Disclosures About Segments of an Enterprise and Related Information

During 1998, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS
131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise". FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. As a result of the adoption of FAS 131, the Company has two reportable operating segments, Travelers Life and Annuity and Primerica Life Insurance. See Note 17.


   Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

   During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, statement of operations or liquidity.

   ACCOUNTING POLICIES

   Investments

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1998 and 1997.

   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

   Forward contracts, and options, and interest rate caps were not significant at December 31, 1998 and 1997. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20 year amortization period is used; for long-term care business, a 10 to 20 year period is used, and a 7 to 20 year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.


   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.


   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.1%.



   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual version effective January 1, 2001 (the revised Manual) that will be effective January 1, 2001 for the calendar year 2001 statutory financial statements. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on the statutory capital and surplus of its insurance subsidiaries.


   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets other than realized investment gains and losses and revenues of non-insurance subsidiaries.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.


   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company plans to implement SOP 97-3 in the first quarter of 1999 and expects there to be no material impact on the Company's financial condition, results of operations or liquidity.


   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company has not yet determined the impact that FAS 133 will have on its consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction.

   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.


3. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1998 or 1997. TIC maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. No interest was paid in 1998 and interest expense was not significant in 1997.

   Citigroup, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Citigroup) and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Citigroup, CCC or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in 2001. At December 31, 1998, $700 million was allocated to Citigroup, $300 million was allocated to CCC and $0 was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1998, TIC was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1998 and 1997. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Beginning in 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):


      WRITTEN PREMIUMS                         1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $2,310    $2,148    $1,982
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (242)     (280)     (284)
         Non-affiliated companies                (317)     (273)     (309)
      ----------------------------------------------------------------------
      Total Net Written Premiums               $1,751    $1,596    $1,394
      ======================================================================

      EARNED PREMIUMS                          1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $1,949    $2,170    $1,897
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (251)     (321)     (219)
         Non-affiliated companies                (308)     (291)     (315)
      ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,390    $1,559    $1,368
      ======================================================================


   Reinsurance recoverables at December 31, 1998 and 1997 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                 1998      1997
      -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $1,297    $1,362

      Property-Casualty Business:
         Affiliated companies                   2,090     2,391
      -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,387    $3,753
      ===========================================================

   Total reinsurance recoverables at December 31, 1998 and 1997 include $640 million and $697 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   Additional paid-in capital increased during 1998 primarily due to the conversion of Citigroup common stock to Citigroup preferred stock. This increase in stockholder's equity was offset by a decrease in unrealized investment gains due to the same transaction. See Note 13.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $702 million, $754 million and $656 million for the years ended December 31, 1998, 1997 and 1996, respectively.

   The Company's statutory capital and surplus was $4.95 billion and $4.12 billion at December 31, 1998 and 1997, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $504 million is available in 1999 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

--------------------------------------------------------------------------------------------------------------------------
                                                        NET UNREALIZED      FOREIGN CURRENCY     ACCUMULATED OTHER
                                                        GAIN ON             TRANSLATION          CHANGES IN EQUITY FROM
                                                        INVESTMENT          ADJUSTMENTS          NON-OWNER SOURCES
(for the year ended December 31, $ in millions)         SECURITIES
--------------------------------------------------------------------------------------------------------------------------
1998
Balance, beginning of year                                     $545              $(10)                   $535
Current-year change                                              62                 1                      63
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $607               $(9)                   $598
==========================================================================================================================
1997
Balance, beginning of year                                     $232               $(9)                   $223
Current-year change                                             313                (1)                    312
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $545              $(10)                   $535
==========================================================================================================================
1996
Balance, beginning of year                                     $458               $(9)                   $449
Current-year change                                            (226)                -                    (226)
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $232               $(9)                   $223
==========================================================================================================================


TAX EFFECTS ALLOCATED TO EACH COMPONENT OF OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES

---------------------------------------------------------------------------------------------------------
                                                             Pre-tax       Tax expense       After-tax
(for the year ended December 31, $ in millions)               amount        (benefit)         amount
---------------------------------------------------------------------------------------------------------
1998
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 244          $  85            $ 159
   Less: reclassification adjustment for gains
     realized in net income                                      149             52               97
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                      95             33               62
Foreign currency translation adjustments                           3              2                1
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $  98          $  35            $  63
=========================================================================================================
1997
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 681          $ 239            $ 442
   Less: reclassification adjustment for gains
     realized in net income                                      199             70              129
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                     482            169              313
Foreign currency translation adjustments                          (1)             -               (1)
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $ 481          $ 169            $ 312
=========================================================================================================
1996
Unrealized gain on investment securities:
   Unrealized holding losses arising during year               $(283)         $ (99)           $(184)
   Less: reclassification adjustment for gains
     realized in net income                                       65             23               42
---------------------------------------------------------------------------------------------------------
Net unrealized loss on investment securities                    (348)          (122)            (226)
Foreign currency translation adjustments                           -              -                -
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $(348)         $(122)           $(226)
=========================================================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts as a means of hedging exposure to interest rate and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts have little credit risk since organized exchanges are the counterparties. The Company is a writer of option contracts and as such has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1998 and 1997, the Company held financial futures contracts with notional amounts of $459 million and $625 million, respectively. These financial futures had a deferred gain of $3.3 million and a deferred loss of $.1 million in 1998 and a deferred gain of $.7 million, and a deferred loss of $4.1 million in 1997. Total gains of $1.5 million and losses of $5.8 million from financial futures were deferred at December 31, 1998 and 1997, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1998 and 1997, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

                 THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange traded and are subject to the risk of default by the counterparty.

   At December 31, 1998 and 1997, the Company held interest rate swap contracts with notional amounts of $1,077.9 million and $234.7 million, respectively. The fair value of these financial instruments was $5.6 million (gain position) and $19.6 million (loss position) at December 31, 1998 and was $.3 million (gain position) and $2.5 million (loss position) at December 31, 1997. The fair values were determined using the discounted cash flow method.

   The off-balance sheet risks of options and forward contracts were not significant at December 31, 1998 and 1997.

   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group Inc. in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gave the Company the right to receive payments if interest rates exceeded specific levels at specific dates. The premium of $2 million paid for this instrument was being amortized over its life. The interest rate cap asset was terminated in 1998. The fair value at December 31, 1997 was $0.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1998 and 1997.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1998 and 1997, investments in fixed maturities had a carrying value and a fair value of $23.9 billion and $21.5 billion, respectively. See Notes 1 and 13.

   At December 31, 1998 mortgage loans had a carrying value of $2.6 billion and a fair value of $2.8 billion and in 1997 had a carrying value of $2.9 billion and a fair value of $3.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The carrying values of $144 million and $143 million of financial instruments classified as other assets approximated their fair values at December 31, 1998 and 1997, respectively. The carrying values of $2.3 billion and $2.0 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1998 and 1997, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1998, contractholder funds with defined maturities had a carrying value and a fair value of $3.3 billion, compared with a carrying value and a fair value of $2.3 billion at December 31, 1997. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.4 billion and a fair value of $10.2 billion at December 31, 1998, compared with a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $235 million at December 31, 1998, compared with a carrying value and a fair value of $260 million at December 31, 1997. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1998, compared with a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997.

   The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1998, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1998, 1997 and 1996. Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1998, 1997 and 1996.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1998, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1998 and 1997, the pool totaled approximately $2.3 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $793 million and $725 million at December 31, 1998 and 1997, respectively, and is included in short-term securities in the consolidated balance sheet.

   Included in short-term investments is a 90 day variable rate note receivable from Citigroup issued on August 28, 1998 and renewed on November 25, 1998. The rate is based upon the AA financial commercial paper rate plus 14 basis points. The rate at December 31, 1998 is 5.47%. The balance at December 31, 1998 is $500 million. Interest accrued at December 31, 1998 was $2.2 million. Interest earned during 1998 was $9.4 million. Citigroup repaid this note on February 25, 1999.

   The Company sells structured settlement annuities to the insurance subsidiaries of TAP in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $104 million, $88 million, and $40 million for 1998, 1997 and 1996, respectively. Reserves and contractholder funds related to these annuities amounted to $787 million and $795 million in 1998 and 1997, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney Inc. (SSB). Premiums and deposits related to these products were $1.3 billion, $1.0 billion, and $820 million in 1998, 1997 and 1996, respectively.

   During the year the Company lent out $78.5 million par of debentures to SSB for $84.8 million in cash collateral. Loaned debentures totaling $37.6 million with cash collateral of $39.7 million remained outstanding at December 31, 1998.

   The Company sold $27.4 million par of 6.125% U.S. Treasury bonds to SSB for $31.1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased $36 million par of 6.56% Chase Commercial Mortgage Securities Corp. bonds from SSB for $35.9 million.

   Primerica Life has entered into a General Agency Agreement with Primerica Financial Service, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In 1998 the fees paid by Primerica Life were $12.5 million.

   In 1998 Primerica became a distributor of products for Travelers Life and Annuity. During the year Primerica sold $256 million of deferred annuities.

   Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 1998, carried at cost. Also, included in other invested assets is a $1.15 billion investment in common stock of Citigroup at December 31, 1997, carried at fair value.

   The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

       -----------------------------------------------------------------------------------------------------
       YEAR ENDING DECEMBER 31,                                1998               1997               1996
       ($ IN MILLIONS)
       -----------------------------------------------------------------------------------------------------
       Net income, as reported                                  $902               $839               $659
       FAS 123 pro forma adjustments, after tax                  (13)                (9)                (3)
       -----------------------------------------------------------------------------------------------------
       Net income, pro forma                                    $889               $830               $656

   The Company had an interest rate cap agreement with Citigroup.  See Note 6.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $18 million, $15 million, and $24 million in 1998, 1997 and 1996, respectively.

      ---------------------------------------------------
      YEAR ENDING DECEMBER 31,        MINIMUM OPERATING
      ($ in millions)                  RENTAL PAYMENTS
      ---------------------------------------------------
      1999                                  $  47
      2000                                     50
      2001                                     54
      2002                                     44
      2003                                     42
      Thereafter                              296
      ---------------------------------------------------
      Total Rental Payments                  $533
      ===================================================


   Future sublease rental income of approximately $86 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $207 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



11. FEDERAL INCOME TAXES
    ($ in millions)

      EFFECTIVE TAX RATE

      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,              1998          1997           1996
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes          $1,383        $1,283          $ 975
      Statutory Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                  484           449            341
      Tax Effect of:
         Non-taxable investment income                (5)           (4)            (3)
         Other, net                                    2            (1)             4
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      ==================================================================================
      Effective Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES

      Current:
         United States                            $  418        $  410          $ 263
         Foreign                                      24            24             21
      ---------------------------------------------------------------------------------
         Total                                       442           434            284
      ---------------------------------------------------------------------------------
      Deferred:
         United States                                40            10             57
         Foreign                                      (1)            -              1
      ---------------------------------------------------------------------------------
         Total                                        39            10             58
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      =================================================================================


   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 1998, 1997 and 1996 were $17 million, $17 million and $8 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1998 and 1997 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ in millions)                                              1998           1997
                                                                   ----           ----
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                 $  616        $  561
         Operating lease reserves                                    76            80
         Other employee benefits                                    103           102
         Other                                                      135           127
      ----------------------------------------------------------------------------------
            Total                                                   930           870
      ----------------------------------------------------------------------------------
      Deferred Tax Liabilities:
         Deferred acquisition costs and value of                    673           608
         insurance in force
         Investments, net                                           489           484
         Other                                                       90            87
      ----------------------------------------------------------------------------------
            Total                                                 1,252         1,179
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability Before Valuation                  (322)         (309)
      Allowance
      Valuation Allowance for Deferred Tax Assets                  (100)         (100)
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance       $ (422)       $ (409)
      ----------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The $100 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1998. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1998, the Company had no ordinary or capital loss carryforwards.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend to exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

12.   NET INVESTMENT INCOME

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,          1998      1997       1996
                                               ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $1,598    $1,460   $1,387
         Mortgage loans                           295       291      334
         Policy loans                             131       137      156
         Other, including trading                 226       238      171
      ----------------------------------------------------------------------
                                                2,250     2,126    2,048
      ----------------------------------------------------------------------
      Investment expenses                          65        89       98
      ----------------------------------------------------------------------
      Net investment income                    $2,185    $2,037   $1,950
      ----------------------------------------------------------------------


13.   INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,           1998      1997       1996
                                                ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      REALIZED INVESTMENT GAINS
         Fixed maturities                       $111       $71      $(63)
         Equity securities                         6        (9)       47
         Mortgage loans                           21        59        49
         Real estate held for sale                16        67        33
         Other                                    (5)       11        (1)
      ----------------------------------------------------------------------
            Total Realized Investment Gains     $149      $199       $65
      ----------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:


      -------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                           1998            1997           1996
                                                              -------         -------        -------
      ($ in millions)
      -------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                     $    91         $   446        $  (323)
         Equity securities                                         13              25            (35)
         Other                                                   (169)            520            220
      -------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)            (65)            991           (138)

      -------------------------------------------------------------------------------------------------

         Related taxes                                            (20)            350            (43)
      -------------------------------------------------------------------------------------------------
         Change in unrealized investment gains                    (45)            641            (95)
         (losses)
         Transferred to paid in capital, net of tax              (585)             --             --
         Balance beginning of year                              1,228             587            682
      -------------------------------------------------------------------------------------------------
            Balance End of Year                               $   598         $ 1,228        $   587
      -------------------------------------------------------------------------------------------------

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock. Also included in Other were unrealized gains of $506 million and $203 million, which were reported in 1997 and 1996, respectively, related to appreciation of Citigroup common stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $13.4 billion, $7.6 billion and $9.1 billion in 1998, 1997 and 1996, respectively. Gross gains of $314 million, $170 million and $107 million and gross losses of $203 million, $99 million and $175 million in 1998, 1997 and 1996, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion and $5.1 billion at December 31, 1998 and 1997, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998                                                       GROSS       GROSS
($ in millions)                                        AMORTIZED      UNREALIZED   UNREALIZED      FAIR
                                                         COST           GAINS       LOSSES        VALUE
---------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                            $ 4,717       $   147       $    11       $ 4,853
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                          1,563           186             3         1,746
     Obligations of states, municipalities and
     political subdivisions                                 239            18          --             257
     Debt securities issued by foreign governments          634            41             3           672
     All other corporate bonds                           13,025           532            57        13,500
     Other debt securities                                2,709           106            38         2,777
     Redeemable preferred stock                              86             3             1            88
---------------------------------------------------------------------------------------------------------
         Total Available For Sale                       $22,973       $ 1,033       $   113       $23,893
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1997                                                         GROSS         GROSS
($ in millions)                                          AMORTIZED      UNREALIZED    UNREALIZED         FAIR
                                                           COST           GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 3,842        $   124        $     2        $ 3,964
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                            1,580            149              1          1,728
     Obligations of states, municipalities and
     political subdivisions                                    78              8           --               86
     Debt securities issued by foreign governments            622             31              4            649
     All other corporate bonds                             11,787            459             17         12,229
     Other debt securities                                  2,761             88              7          2,842
     Redeemable preferred stock                                12              1           --               13
--------------------------------------------------------------------------------------------------------------
         Total Available For Sale                         $20,682        $   860        $    31        $21,511
--------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
($ in millions)                           AMORTIZED        FAIR
                                            COST          VALUE
-----------------------------------------------------------------
MATURITY:
     Due in one year or less              $ 1,296        $ 1,305
     Due after 1 year through 5 years       6,253          6,412
     Due after 5 years through 10 years     5,096          5,310
     Due after 10 years                     5,611          6,013
-----------------------------------------------------------------
                                           18,256         19,040
-----------------------------------------------------------------
     Mortgage-backed securities             4,717          4,853
-----------------------------------------------------------------
         Total Maturity                   $22,973        $23,893
-----------------------------------------------------------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class
(PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 1998 and 1997, the Company held CMOs classified as available for sale with a fair value of $3.4 billion and $2.1 billion, respectively. Approximately 54% and 72%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1998 and 1997. In addition, the Company held $1.4 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1998 and 1997, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Equity Securities

     The cost and fair values of investments in equity securities were as follows:

------------------------------------------------------------------------------------------------
        EQUITY SECURITIES:                       GROSS UNREALIZED     GROSS UNREALIZED      FAIR
        ($ in millions)                  COST         GAINS               LOSSES           VALUE
------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
     Common stocks                       $129         $ 44                $  3              $170
     Non-redeemable preferred stocks      345           10                   7               348
------------------------------------------------------------------------------------------------
         Total Equity Securities         $474         $ 54                $ 10              $518
------------------------------------------------------------------------------------------------

DECEMBER 31, 1997
     Common stocks                       $179         $ 34                $ 11              $202
     Non-redeemable preferred stocks      301           13                   4               310
------------------------------------------------------------------------------------------------
         Total Equity Securities         $480         $ 47                $ 15              $512
------------------------------------------------------------------------------------------------

     Proceeds from sales of equity securities were $212 million, $341 million and $479 million in 1998, 1997 and 1996, respectively. Gross gains of $30 million, $53 million and $64 million and gross losses of $24 million, $62 million and $11 million in 1998, 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     At December 31, 1998 and 1997, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

------------------------------------------------------------------------------------
                                                                  1998          1997
------------------------------------------------------------------------------------
Current Mortgage Loans                                          $2,370        $2,866
Underperforming Mortgage Loans                                     236             3
------------------------------------------------------------------------------------
     Total Mortgage Loans                                        2,606         2,869
------------------------------------------------------------------------------------

Real Estate Held For Sale - Foreclosed                             112           117
Real Estate Held For Sale - Investment                              31            17
------------------------------------------------------------------------------------
     Total Real Estate                                             143           134
------------------------------------------------------------------------------------

     Total Mortgage Loans and Real Estate Held for Sale         $2,749        $3,003
====================================================================================

Underperforming mortgage loans include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1998 are as follows:


-----------------------------------------------------------------------
YEAR ENDING DECEMBER 31,
($ in millions)
-----------------------------------------------------------------------
Past Maturity                                                    $  186
  1999                                                              188
  2000                                                              196
  2001                                                              260
  2002                                                              118
  2003                                                              206
Thereafter                                                        1,452
-----------------------------------------------------------------------
Total                                                            $2,606
=======================================================================

     Joint Venture

     In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a real estate joint venture with an initial equity commitment of $792 million. The Company and certain of its affiliates originally committed $420 million in real estate equity and $100 million in cash while Tishman originally committed $272 million in properties and cash. Both companies are serving as general partners for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's carrying value of this investment was $252.4 million and $204.8 million at December 31, 1998 and 1997, respectively.

     Trading Securities

     Trading securities of the Company are held in a subsidiary that is a broker/dealer, Tribeca Investments L.L.C.

($ in millions)
-------------------------------------------------------------------------------------
TRADING SECURITIES OWNED                                          1998          1997
                                                                 ------        ------

Convertible bond arbitrage                                       $  754        $  370
Merger arbitrage                                                    427           352
Other                                                                 5            78
-------------------------------------------------------------------------------------
     Total                                                       $1,186        $  800
-------------------------------------------------------------------------------------

TRADING SECURITIES SOLD NOT YET PURCHASED

Convertible bond arbitrage                                       $  521        $  249
Merger arbitrage                                                    352           213
-------------------------------------------------------------------------------------
     Total                                                       $  873        $  462
-------------------------------------------------------------------------------------

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations

     At December 31, 1998 and 1997, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

     The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 9.

     Included in fixed maturities are below investment grade assets totaling $2.1 billion and $1.4 billion at December 31, 1998 and 1997, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade.

     The Company had concentrations of investments, primarily fixed maturities, in the following industries:

        -----------------------------------------------------------------------
        ($ in millions)                                   1998          1997
        -----------------------------------------------------------------------
        Banking                                          $2,131        $2,215
        Electric Utilities                                1,513         1,377
        Finance                                           1,346         1,556
        Asset-Backed Credit Cards                         1,013           778
        -----------------------------------------------------------------------

     Below investment grade assets included in the preceding table were not significant.

     At December 31, 1998 and 1997, concentrations of mortgage loans of $751 million and $794 million, respectively, were for properties located in highly populated areas in the state of California.

     Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state.

     Significant concentrations of mortgage loans by property type at December 31, 1998 and 1997 were as follows:

        ------------------------------------------------------------------------
        ($ in millions)                                    1998          1997
        ------------------------------------------------------------------------
        Office                                            $1,185        $1,382
        Agricultural                                         887           771

        ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 1998 and 1997. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 1998 and in 1997. Interest on these assets, included in net investment income was insignificant in 1998 and 1997.


14.  DEPOSIT FUNDS AND RESERVES

     At December 31, 1998, the Company had $25.7 billion of life and annuity deposit funds and reserves. Of that total, $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.9 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.4 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.1 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $4.4 billion of liabilities are surrenderable without charge. More than 14.2% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

        --------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                          1998           1997          1996
                                                                                 ----           ----          ----
        ($ in millions)
        --------------------------------------------------------------------------------------------------------------
        Net Income From Continuing Operations                                     $902          $839          $633
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized gains                                                   (149)         (199)          (65)
                 Deferred federal income taxes                                      39            10            58
                 Amortization of deferred policy acquisition costs and
                 value of insurance in force                                       311           293           281
                 Additions to deferred policy acquisition costs                   (566)         (471)         (350)
                 Investment income accrued                                         (55)           14             2
                 Premium balances receivable                                         7             3            (6)
                 Insurance reserves and accrued expenses                           335           131            (1)
                 Other                                                              51           206           255
        --------------------------------------------------------------------------------------------------------------
                 Net cash provided by operating activities                         875           826           807
                 Net cash used in discontinued operations                            -             -          (350)
                 Net cash provided by operations                                  $875          $826          $457
        --------------------------------------------------------------------------------------------------------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the transfer of Citigroup common stock to Citigroup preferred stock valued at $987 million in 1998 and the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17. OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

The TRAVELERS LIFE AND ANNUITY business segment consolidates primarily the business of Travelers Insurance Company and The Travelers Life and Annuity Company. The Travelers Life and Annuity business segment offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans.

The PRIMERICA LIFE business segment consolidates primarily the business of Primerica Life Insurance Company and National Benefit Life Insurance Company. The Primerica Life business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 80,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume.

BUSINESS SEGMENT INFORMATION:

-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1998 ($ IN MILLIONS)                                            ANNUITY           INSURANCE          TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                    $   683          $ 1,057          $ 1,740
     Deposits                                                      7,693             --              7,693
                                                                 -------          -------          -------
Total business volume                                            $ 8,376          $ 1,057          $ 9,433
Net investment income                                              1,965              220            2,185
Interest credited to contractholders                                 876               --              876
Amortization of deferred acquisition costs and value of
     insurance in force                                              115              196              311
Federal income taxes on Operating Income                             260              170              430
Operating Income (excludes realized gains or losses and
     the related FIT)                                            $   493          $   312          $   805
Segment Assets                                                   $49,646          $ 6,902          $56,548

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1997 ($ IN MILLIONS)                                            ANNUITY           INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume
     Premiums                                                   $   548         $ 1,035         $ 1,583
     Deposits                                                     5,276            --             5,276
                                                                -------         -------         -------
Total business volume                                           $ 5,824         $ 1,035         $ 6,859
Net investment income                                             1,836             201           2,037
Interest credited to contractholders                                829              --             829
Amortization of deferred acquisition costs and value of
     insurance in force                                              96             197             293
Federal income taxes on Operating Income                            221             153             374
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   427         $   283         $   710
Segment Assets                                                  $42,330         $ 7,110         $49,440
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE AND  PRIMERICA LIFE
1996 ($ IN MILLIONS)                                            ANNUITY          INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                   $   357         $ 1,030         $ 1,387
     Deposits                                                     3,502            --             3,502
                                                                -------         -------         -------
Total business volume                                           $ 3,859         $ 1,030         $ 4,889
Net investment income                                             1,775             175           1,950
Interest credited to contractholders                                863              --             863
Amortization of deferred acquisition costs and value of
     insurance in force                                              83             198             281
Federal income taxes on Operating Income                            189             130             319
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   356         $   235         $   591
Segment Assets                                                  $37,564         $ 5,409         $42,973
-----------------------------------------------------------------------------------------------------------------

The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, deferred policy acquisition costs, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



BUSINESS SEGMENT RECONCILIATION:
($ in millions)

REVENUES                                    1998          1997          1996
-------------------------------------------------------------------------------
Total business volume                      $ 9,433      $ 6,859       $ 4,889
Net investment income                        2,185        2,037         1,950
Realized investment gains                      149          199            65
Other revenues                                 440          354           284
Elimination of deposits                     (7,693)      (5,276)       (3,502)
-------------------------------------------------------------------------------
      Total revenues                       $ 4,514      $ 4,173       $ 3,686
===============================================================================

OPERATING INCOME                                 1998         1997         1996
--------------------------------------------------------------------------------
Total operating income of business segments      $805        $710         $591
Realized investment gains net of tax               97         129           42
--------------------------------------------------------------------------------
      Income from continuing operations          $902        $839         $633
================================================================================

ASSETS                                           1998         1997         1996
--------------------------------------------------------------------------------
Total assets of business segments               $56,548     $49,440      $42,973
================================================================================

REVENUE BY PRODUCTS                             1998        1997         1996
--------------------------------------------------------------------------------
Deferred Annuities                             $ 4,198     $ 3,303      $ 2,635
Group and Payout Annuities                       5,326       3,737        2,194
Individual Life & Health Insurance               2,270       2,102        1,956
Other (a)                                          413         307          403
Elimination of deposits                         (7,693)     (5,276)      (3,502)
--------------------------------------------------------------------------------
      Total Revenue                            $ 4,514     $ 4,173      $ 3,686
================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off business.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-    The facing sheet.

-    The Prospectus.

-    The undertaking to file reports.

-    The signatures.

-    Written consents of the following persons

Attachments:

A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

B. Consent and Actuarial Opinion of Mahir A. Dugentas, ASA, pertaining to the illustrations contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.

D.       Powers of Attorney (See Exhibit 12 below.)

Exhibits:

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-6 filed October 29, 1996.)

2.       Not applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60227, filed November 9, 1998.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60227, filed November 9, 1998.)

3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Pre-Effective No. 1 to the Registration Statement on Form S-6 filed April 16, 1997.)

4.       None

5.       Variable Life Insurance Policy. (Incorporated herein by reference to
         Exhibit 5 to the Registration Statement on Form S-6 filed October 29, 1996.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form S-6 filed October 29, 1996.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form S-6 filed October 29, 1996.)

7.       None
8.       None
9.       None

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 24, 1998.)

11. Opinion of Katherine M. Sullivan, General Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 24, 1998.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Robert I. Lipp, Ian R. Stuart, Katherine M. Sullivan and Marc P. Weill. (Incorporated herein by reference to Exhibit 13 to the Registration Statement on Form S-6 filed October 29, 1996.)

12(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for J. Eric Daniels and Jay S. Benet.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to the Registration Statement on Form S-6 filed October 29, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account Four, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, and State of Connecticut, on the 27th day of April, 1999.


                     THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR
                                            (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                             By: *JAY S. BENET
                                 -----------------------------------------------
                                 Jay S. Benet
                                 Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 27th day of April 1999.


*MICHAEL A. CARPENTER           Director, Chairman of the Board
-------------------------
  (Michael A. Carpenter)

*J. ERIC DANIELS                Director, President and Chief Executive Officer
-------------------------
  (J. Eric Daniels)

*JAY S. BENET                   Director, Senior Vice President, Chief Financial
-------------------------       Officer, Chief Accounting Officer and Controller
  (Jay S. Benet)

*GEORGE C. KOKULIS              Director
-------------------------
  (George C. Kokulis)

*ROBERT I. LIPP                 Director
-------------------------
  (Robert I. Lipp)

*KATHERINE M. SULLIVAN          Director, Senior Vice President
-------------------------       and General Counsel
  (Katherine M. Sullivan)

*MARC P. WEILL                  Director
-------------------------
  (Marc P. Weill)

*By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
  No.    Description                                            Method of Filing
-------  -----------                                            ----------------
ATTACHMENTS:

B.       Consent and Actuarial Opinion of Mahir A. Dugentas,     Electronically
         ASA, pertaining to the illustrations contained in
         the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public       Electronically
         Accountants.

EXHIBITS:

12(b).   Powers of Attorney authorizing Ernest J. Wright or      Electronically
         Kathleen A. McGah as signatory for J. Eric Daniels
         and Jay S. Benet.